UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

 SINORAMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-55744	81-3305510
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Sinorama Corporation

La Plaza Swatow, Office 518

P.O. Box 008, 998 Blvd. Saint-Laurent

Montreal, QC H2Z 9Y9

(Address of Principal Executive Offices) (Zip Code)

 514-866-6888

Registrant’s telephone number, including area code

(Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 21, 2017, Sinorama Corporation (the “Company”) received approval by the Depository Trust Company (DTC) of the eligibility application for the Company’s common stock (CUSIP 82938R 105) to be electronically cleared and settled through the DTC.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2017

SINORAMA CORPORATION

By:	/s/ Jing Wenjia
Name:	Jing Wenjia
Title:	Chief Executive Officer